UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2012

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 14, 2012, Liberty Interactive Corporation (the “Company”) announced that QVC, Inc. will webcast a QVC Investor Meeting on Thursday, May 24 with presentations beginning at 9:45 a.m., Eastern Time. During these presentations, observations may be made regarding the Company's financial performance and outlook and the proposed creation of the Liberty Ventures tracking stock.

On May 16, 2012, the Company announced that Greg Maffei, President and CEO of the Company will be presenting at the Barclays Global Technology, Media and Telecommunication Conference on Wednesday, May 23 at 2:45 p.m., Eastern Time, at the Sheraton New York Hotel in New York City, NY. During his presentation, Mr. Maffei may make observations regarding the Company's financial performance and outlook and the proposed creation of the Liberty Ventures tracking stock.
The press releases regarding the QVC Investor Meeting and the Barclays Conference are being filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated May 14, 2012.
99.2	Press Release dated May 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2012

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated May 14, 2012.
99.2	Press Release dated May 16, 2012.

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